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                     NOTICE OF REDEMPTION TO THE HOLDERS OF


                               OFFICE DEPOT, INC.

                 LIQUID YIELD OPTION NOTES DUE NOVEMBER 1, 2008
                             (CUSIP No. 676220AB2)*

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NOTICE IS HEREBY GIVEN THAT, pursuant to Paragraph 5 and 7 of the Liquid Yield
Option Notes and in accordance with Article 3.01 of the Indenture dated November 1, 1993 between Office Depot, Inc., (the "Company") and Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), as Trustee (the "Trustee"), the Company has elected to redeem its outstanding Liquid Yield Option Notes due November 1, 2008 (the "Notes) on September 26, 2002 (the "Redemption Date"), at the redemption price of $785.44 per $1000 in aggregate principal amount of $2,912,000 Notes.

On the Redemption Date, the Redemption Price will become due and payable on the Notes. Unless the Company shall default in the payment of the Redemption Price, original issue discount on the Notes and interest, if any, will cease to accrue on and after the Redemption Date and the only remaining right of the holder of the Notes after such date will be to receive payment of the Redemption Price upon surrender of the Notes to the Paying Agent.

Each note is convertible at the option of the Holder at any time prior to the close of business on the Redemption Date into common stock of the Company ("Common Stock") at a conversion price of $24.66 (the "Conversion Rate"). The Holders who want to convert the Notes must satisfy the requirements set forth in Paragraph 9 of the notes. Upon conversion Holders will not receive any cash payment representing accrued Original Issue Discount; such accrued Original Issue Discount will be deemed paid in full to the Holder through the delivery of the Common Stock in exchange for the Note being converted.

The Notes must be presented and surrendered to the Paying Agent to collect the Redemption Price at the offices of the Paying Agent , Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), as follows:



By Mail:                                    By Overnight Courier:                  By Hand Delivery:
--------                                    ---------------------                  -----------------

DB Services Tennessee, Inc.                 DB Services Tennessee, Inc.            Deutsche Bank Trust Company Americas
Corporate Trust & Agency Services           Corporate Trust & Agency Services      DTC Transfer Agent Services
Securities Payment Unit                     648 Grassmere Park Road                Attn:  Vinney Brown
P.O. Box 291207                             Nashville, TN 37211                    55 Water Street - Jeanette Park Entrance
Nashville, TN 37229-1207                    Attention: Securities Payment Unit     New York, NY 10041


                      For Information call: 1-800-735-7777

The method of delivery is at the option and risk of the holder. If delivered by mail, certified or registered mail, properly insured, is recommended for your protection.

Enclosed is a form of Letter of Transmittal which includes instructions regarding its completion, mailing or delivery and other information.


                                                      [OFFICE DEPOT, INC.]

Dated: August 26, 2002

*No representation is made as to the accuracy of the CUSIP number either as printed on the Debentures or as set forth in this Notice of Redemption.

                            IMPORTANT TAX INFORMATION
                        Please Read This Notice Carefully

EXISTING FEDERAL INCOME TAX LAW MAY REQUIRE THE WITHHOLDING OF 30% (29% IN 2004 AND 2005 AND 28% THEREAFTER) OF ANY PAYMENTS TO HOLDERS PRESENTING THEIR (SECURITIES) FOR PAYMENTS WHO HAVE FAILED TO FURNISH A TAXPAYER IDENTIFICATION NUMBER, CERTIFIED TO BE CORRECT UNDER PENALTY OF PERJURY. HOLDERS MAY ALSO BE SUBJECT TO A PENALTY OF $50.00 FOR FAILURE TO PROVIDE SUCH NUMBER. CERTIFICATION MAY BE MADE TO THE PAYING AGENT ON THE SUBSTITUTE FORM W-9.

                              LETTER OF TRANSMITTAL
                                  To Accompany
                              [OFFICE DEPOT, INC.]
                           NOTES DUE November 1, 2008
                             (CUSIP No. 676220AB2)*

Notes registered in your name have been called for redemption on September 26, 2002.

The Notes will become due and payable on September 26, 2002 and, subject to receipt of the necessary funds by the Paying Agent, payment will be made upon presentation and surrender thereof at the offices of Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), as Paying Agent, as follows:


By Mail:                                    By Overnight Courier:                  By Hand Delivery:
--------                                    ---------------------                  -----------------

DB Services Tennessee, Inc.                 DB Services Tennessee, Inc.            Deutsche Bank Trust Company Americas
Corporate Trust & Agency Services           Corporate Trust & Agency Services      DTC Transfer Agent Services
Securities Payment Unit                     648 Grassmere Park Road                Attn:  Vinney Brown
P.O. Box 291207                             Nashville, TN 37211                    55 Water Street - Jeanette Park Entrance
Nashville, TN 37229-1207                    Attention: Securities Payment Unit     New York, NY 10041



                      For Information call: 1-800-735-7777

The method of delivery is at the option and risk of the holder, but if mail is used, certified or registered mail, properly insured, is recommended for your protection.

Notes need not be endorsed if payment is to be made to the registered holder. If payment is to be made to other than the registered holder, transfer requirements will be applicable.

Dated: August 26, 2002

             Please complete this part and attach to your Debentures.

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REDEMPTION:       [OFFICE DEPOT, INC.]
                  Notes due November 1, 2008
                 (CUSIP NO.  676220AB2)*

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Name and Address of        Certificate
Registered Holder(s)       Number(s)          Denomination      Principal Amount

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                                                           TOTAL $:
                            IMPORTANT TAX INFORMATION
                        Please Read This Notice Carefully

EXISTING FEDERAL INCOME TAX LAW MAY REQUIRE THE WITHHOLDING OF 30% (29% IN 2004 AND 2005 AND 28% THEREAFTER) OF ANY PAYMENTS TO HOLDERS PRESENTING THEIR (SECURITIES) FOR PAYMENTS WHO HAVE FAILED TO FURNISH A TAXPAYER IDENTIFICATION NUMBER, CERTIFIED TO BE CORRECT UNDER PENALTY OF PERJURY. HOLDERS MAY ALSO BE SUBJECT TO A PENALTY OF $50.00 FOR FAILURE TO PROVIDE SUCH NUMBER. CERTIFICATION MAY BE MADE TO THE PAYING AGENT ON THE SUBSTITUTE FORM W-9.

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*No representation is made as to the accuracy of the CUSIP number either as printed on the Debentures or as set forth in this Notice of Redemption.